UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

PEREGRINE INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

Florida	000-1061164	65-0611007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3854-3860 Schiff Dr., Las Vegas, Nevada 89103

(Address of principal executive offices, including zip code)

(702) 972-8936

(Registrant's telephone number, including area code)

_________________________________________________ ___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 15, 2017, McConnell & Jones was dismissed as the Company’s independent registered public accounting firm.

McConnell & Jones issued audit reports on the Company’s financial statements for the years ended June 30, 2017, 2016 and 2015.

The McConnell & Jones reports on the financial statements of the Company for each of the past three years did not contain an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.

The McConnell & Jones reports on the financial statements of the Company for the past three years each contained going concern explanatory paragraphs.

During the Company’s three most recent fiscal years and any subsequent interim period preceding McConnell & Jones’s dismissal, there were no reportable events or disagreements with McConnell & Jones on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of McConnell & Jones, would have caused the Company to make reference to the subject matter of the disagreement(s) in connection with this report.

The Company has provided a copy of this disclosure to McConnell & Jones, and requested that McConnell & Jones furnish the Company with a letter, within the time periods prescribed by Item 304(a)(3) of Regulation S-K of Securities and Exchange Act of 1934, addressed to the Securities and Exchange Commission stating whether McConnell & Jones agrees with the statements made by the Company and, if not, stating the respects in which McConnell & Jones does not agree.

A copy of McConnell & Jones’s response to this Report on Form 8-K is attached hereto as Exhibit 16.1 to this current report on Form 8K.

On August 28, 2017, the Board of Directors of the Company approved the appointment of and engaged MaloneBailey, LLP (“MaloneBailey”).as the Company's new independent registered public accounting firm, subject to the completion of final acceptance procedures.

During the two most recent fiscal years and the interim period preceding our engagement of MaloneBailey, we did not consult with them on any matter described in Item 304(a)(2) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from McConnell & Jones

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEREGRINE INDUSTRIES, INC.

By:	/s/Miaohong Hanson

Title:	Chief Executive Officer

Dated: October 25, 2017

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